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                                                                   EXHIBIT 10.14

                      AMENDMENT NUMBER SIX TO AMENDED AND
                     RESTATED LOAN AND SECURITY AGREEMENT


          This AMENDMENT NUMBER SIX TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of September 1, 1997, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and Phoenix Network, Inc., a Delaware corporation ("Phoenix"), Phoenix Network Acquisition Corp., a Delaware corporation ("PNAC"), and AmeriConnect, Inc., a Delaware corporation ("AmeriConnect"), on the other hand, with reference to the following facts:

          A. Foothill, as lender, and Phoenix, as borrower, heretofore entered into that certain Amended and Restated Loan and Security Agreement, dated as of September 26, 1995 (despite the fact that the recitals thereof erroneously referred to "1993" rather than "1995") (herein the "Original Agreement");

          B. Phoenix and PNAC entered into that certain Amendment Number One to Amended and Restated Loan and Security Agreement, dated as of a date in October, 1996 (the "First Amendment"), with Foothill, to amend the Original Agreement to, among other things, add PNAC as a secured co-borrower, and modify the Borrowing Base, in each case as set forth in the First Amendment;

          C. Phoenix, PNAC, and AmeriConnect (individually and collectively, jointly and severally, "Borrower") entered into that certain Amendment Number Two to Amended and Restated Loan and Security Agreement, dated as of December 23, 1996 (the "Second Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, add AmeriConnect as a secured co-borrower, and modify the Borrowing Base, in each case as set forth in the Second Amendment;

          D. Borrower entered into that certain Amendment Number Three to Amended and Restated Loan and Security Agreement, dated as of March 12, 1997 (the "Third Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, provide for a $2,000,000 bridge loan to Borrower, provide for a reducing Overadvance to Borrower, change certain pricing with respect to the credit facilities under the Agreement, provide for the issuance of the Warrants to Foothill, and modify the Borrowing Base, in each case as set forth in the Third Amendment;

          E. Borrower entered into that certain Amendment Number Four to Amended and Restated Loan and Security Agreement, dated as of March 28, 1997 (the

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              "Fourth Amendment"), with Foothill, to amend the Original Loan
              Agreement, as previously amended, to, among other things, provide for the restatement of certain covenants, the elimination of certain covenants, the addition of certain covenants, and the waiver of certain described Events of Default that existed as of March 28, 1997, prior to the effectiveness of the Fourth Amendment, in each case as set forth in the Fourth Amendment;

          F. Borrower has entered, or intends to enter soon, into that certain Amendment Number Five to Amended and Restated Loan and Security Agreement, dated as of ___________, 1997 (the "Fifth Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, provide for (i) Foothill's consent to the formation by Phoenix of TNC Sub, (ii) the acquisition by TNC Sub of certain assets, (iii) the unsecured (other than by the stock of TNC Sub) guaranty by Phoenix of certain obligations of TNC Sub to Sprint, subject to the Sprint Subordination Agreement, and (iv) certain covenants pertaining to the relationships, transactions, and transfers between Borrower and TNC Sub, in each case as set forth in the Fifth Amendment (the Original Agreement, as amended by the First Amendment, by the Second Amendment, by the Third Amendment, by the Fourth Amendment, and by the Fifth Amendment, is referred to herein as the "Agreement");

          G. Borrower has requested Foothill to amend the Agreement to, among other things, provide for (i) an extension of, and certain other modifications in respect of, the Permitted Overadvance Amount and
              (ii) a temporary principal moratorium in respect of the Bridge Loan, in each case as set forth in this Amendment;

          H. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

          I. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

          1.  Amendments to the Agreement.
              ---------------------------

              a.  Section 1.1 of the Agreement hereby is amended by adding the
                  -----------
following new defined terms in alphabetical order:


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              "Frontier Letter of Credit" means the L/C Guaranty, with a face
               -------------------------
          amount not to exceed $500,000 and on terms and conditions (including with respect to, among other things, expiry date and draw conditions) satisfactory to Foothill, to be issued, on or after the date that the Sixth Amendment becomes effective by its terms, by or on behalf of Foothill for the account of Borrower to Frontier Communications as beneficiary.

              "Sixth Amendment" means that certain Amendment Number Six to
               ---------------
          Amended and Restated Loan and Security Agreement, dated as of September 1, 1997, between Foothill and Borrower.

              b.  The following definitions contained in Section 1.1 of the
                                                         -----------
Amendment are amended and restated in their entirety to read as follows:

              "Permitted Overadvance Amount" means: (a) prior to March 1, 1997,
               ----------------------------
          zero dollars; (b) during March, 1997, $1,000,000; (c) during April, 1997, $950,000; (d) during May, 1997, $900,000; (e) during June, 1997,
          $850,000; (f) during July, 1997, $800,000; (g) during August, 1997,
          $650,000; (h) during September, 1997, (1) if the Frontier Letter of Credit is issued, $500,000, or (ii) otherwise, $300,000; (i) during October, 1997, (1) if the Frontier Letter of Credit is issued, $500,000, or (ii) otherwise, $300,000; (j) during November, 1997, (1)
          if the Frontier Letter of Credit is issued, $500,000, or (ii) otherwise, $300,000; (k) during the period commencing on December 1, 1997 and ending on January 8, 1998, (1) if the Frontier Letter of Credit is issued, $500,000, or (ii) otherwise, $300,000; and (l) from and after January 9, 1998, zero dollars.

              "Loan Documents" means this Agreement, the First Amendment, the
               --------------
          Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Suretyship Agreement, any Lock Box Agreement, the Sprint Subordination Agreement, any note or notes executed by Borrower and payable to Foothill, and any other agreement entered into by Borrower or any Affiliate of Borrower in connection with this Agreement.

              c. The following specified provisions of the Agreement hereby are amended and restated in their entirety as follows:

                  (1)  Section 2.8(f):
                       --------------

                  (f) Overadvance Fee. On the first day of each month with respect to which the Permitted Overadvance Amount during the immediately preceding month was greater than zero, an overadvance fee (in addition to any

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     interest or other amounts otherwise payable under the Loan Documents) in the dollar amount equal to the sum of the following three components:

                        (i) 0.5% times the Permitted Overadvance Amount applicable during the immediately preceding month; plus
                                                             ----

                        (ii) if an Overadvance of greater than zero dollars existed at any time during such immediately preceding month, 0.5%
                  -- --- ----
          times the Permitted Overadvance Amount applicable during the immediately preceding month; otherwise, zero dollars; and plus
                                                                --- ----

                        (iii) if an Overadvance of greater than one-half of the then extant Permitted Overadvance Amount existed at any time during
                                                           -- --- ----
          such immediately preceding month, (y) if the Frontier Letter of Credit is issued, 1.0% times the Permitted Overadvance Amount applicable during the immediately preceding month, or (z) if the Frontier Letter of Credit is not issued, 1.5% times the Permitted Overadvance Amount applicable during the immediately preceding month; otherwise, zero dollars.


                    (2) Section 2.9:
                        -----------

               2.9 BRIDGE LOAN. On the closing date of the Third Amendment, Foothill has agreed to make a bridge loan (the "Bridge Loan") to Borrower in the original principal amount of $2,000,000. The principal of the Bridge Loan shall be repaid in monthly installments of principal in the following amounts:


                DUE DATE                       INSTALLMENT AMOUNT

              June 1, 1997                         $  250,000

              July 1, 1997                         $  250,000

              August 1, 1997                       $  250,000

              September 1, 1997                    $      -0-

              October 1, 1997                      $      -0-

              November 1, 1997                     $      -0-

              December 1, 1997                     $      -0-

              January 9, 1998                      $1,250,000


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     The outstanding principal balance and all accrued and unpaid interest under the Bridge Loan shall be due and payable upon the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. The unpaid principal balance of the Bridge Loan may be prepaid in whole or in part without penalty or premium at any time during the term of this Agreement upon 10 days prior written notice by Borrower to Foothill, all such prepaid amounts to be applied to the installments due on the Bridge Loan in the inverse order of their maturity. All amounts outstanding under the Bridge Loan shall constitute Obligations.


         d.  The following hereby is added to the Agreement as a new Section
                                                                     -------
2.2(f) in proper alphanumerical order:
------

             (f) Anything herein to the contrary notwithstanding, Foothill shall not be obligated to issue the Frontier Letter of Credit unless, immediately prior to the issuance of the Frontier Letter of Credit, no Overadvance then exists.


     2.  Representations and Warranties.  Borrower hereby represents and
         ------------------------------
warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.


     3.  Conditions Precedent to Amendment.  The satisfaction of each of the
         ---------------------------------
following, on or before the Sixth Amendment Closing Deadline, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

         a. Payment to Foothill by Borrower in immediately available funds of an amendment fee in the amount of $10,000, which fee shall be fully earned, non-refundable, due, and payable, upon the execution and delivery of this Amendment by Foothill and Borrower, and which fee Borrower hereby authorizes Foothill to charge to Borrower's loan account;

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

         b. Foothill shall have received a certificate from the Secretary of Phoenix attesting to the incumbency and signatures of authorized officers of Phoenix and to the resolutions of Phoenix's Board of Directors authorizing its execution and delivery of this Amendment and the other Loan Documents to which it is a party and contemplated in this Amendment and the performance of this Amendment, the Agreement as amended by this Amendment, and such other Loan Documents, and authorizing specific officers of Phoenix to execute and deliver the same;

         c. Foothill shall have received a certificate from the Secretary of PNAC attesting to the incumbency and signatures of authorized officers of PNAC and to the resolutions of PNAC's board of directors or equivalent governing body authorizing its execution and delivery of the Loan Documents to which it is a party and contemplated in this Amendment and the performance of such Loan Documents, and authorizing specific officers of PNAC to execute and deliver the same;

         d. Foothill shall have received a certificate from the Secretary of AmeriConnect attesting to the incumbency and signatures of authorized officers of AmeriConnect and to the resolutions of AmeriConnect's board of directors or equivalent governing body authorizing its execution and delivery of the Loan Documents to which it is a party and contemplated in this Amendment and the performance of such Loan Documents, and authorizing specific officers of AmeriConnect to execute and deliver the same;

         e. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

         f. Except for any non-compliance by Borrower, with respect to the fiscal quarter ending September 30, 1997, with one or more of the financial covenants set forth in Section 6.14 of the Agreement, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

         g. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill; and

         h. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

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

     4.  Effect on Agreement.  The Agreement, as amended hereby, shall be and
         -------------------
remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of the Suretyship Agreement with respect to the Agreement as amended by this Amendment and the other Loan Documents.


     5.  Further Assurances.  Borrower shall execute and deliver all agreements,
         ------------------
documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.


     6.  Miscellaneous.
         -------------

         a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

         b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

         c. As used in this Amendment, "Sixth Amendment Closing Deadline" means September 30, 1997.

         d. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

         e. This Amendment may be executed in any number of counterparts, and/or by facsimile (followed promptly by delivery of original signatures), all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.



                                 FOOTHILL CAPITAL CORPORATION,
                                 a California corporation


                                 By /s/ Catherine C. Burke
                                    ----------------------------------

                                 Title: Senior Vice President
                                        ------------------------------



                                 PHOENIX NETWORK, INC., a Delaware corporation


                                 By /s/ Jon F. Beizer
                                    ----------------------------------

                                 Title: Chief Financial Officer
                                        ------------------------------



                                 PHOENIX NETWORK ACQUISITION CORP., a Delaware corporation


                                 By /s/ Jon F. Beizer
                                    ----------------------------------

                                 Title: Chief Financial Officer
                                        ------------------------------


                                 AMERICONNECT, INC., a Delaware corporation


                                 By /s/ Jon F. Beizer
                                    ----------------------------------

                                 Title: Chief Financial Officer
                                        ------------------------------


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